                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 13, 1996




                               STERIS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




            Ohio                       0-20165                  34-1482024
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)



                   5960 Heisley Road, Mentor, Ohio 44060-1868
         (Address, Including Zip Code, of Principal Executive Offices)


                                 (216) 354-2600
              (Registrant's Telephone Number, Including Area Code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On May 13, 1996, STERIS Corporation ("STERIS"), an Ohio corporation, and AMSCO International, Inc. ("AMSCO"), a Delaware corporation, completed the merger of Steris Acquisition Corporation ("STERIS Acquisition"), a newly-formed, wholly-owned subsidiary of STERIS, with and into AMSCO, with AMSCO being the corporation surviving the merger (the "Merger"). As a result of the Merger, AMSCO became a wholly-owned subsidiary of STERIS. The Merger was completed under the terms of the Restated Agreement and Plan of Merger, dated as of December 16, 1995 and restated as of March 28, 1996 (the "Merger Agreement"). The terms of the Merger and the intentions of STERIS management with respect to the assets acquired by STERIS in the Merger are more fully described in the STERIS and AMSCO Joint Proxy Statement/Prospectus prepared for the Special Meetings of Shareholders held May 1, 1996, included in STERIS's Form S-4 Registration Statement No. 333-1610 filed February 23, 1996, as amended April 1, 1996. Shareholders of STERIS and AMSCO approved the Merger in separate meetings on May 1, 1996.

Under the terms of the Merger Agreement, each of the 33,011,829 shares of AMSCO Common Stock outstanding on the date of the Merger were converted into the right to receive 0.46 STERIS Common Share (the "Conversion Ratio"). In addition, the outstanding and unexercised AMSCO Options or other rights to acquire AMSCO Common Stock were adjusted on May 13, 1996 to permit them to remain outstanding and become exercisable to acquire STERIS Common Shares.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a) Financial Statements of AMSCO and subsidiaries.

The following are filed as exhibits to this Form 8-K Current Report:

        Report of Independent Public Accountants

        Consolidated Balance Sheets at December 31, 1995 and December 31, 1994

        Consolidated Statements of Income for the three years in the period ended December 31, 1995

        Consolidated Statements of Changes in Stockholders' Equity for the three years in the period ended December 31, 1995



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      Consolidated Statements of Cash Flows for the three years in the period ended December 31, 1995

      Notes to Consolidated Financial Statements

(b)   Pro Forma Financial Information

The following unaudited pro forma condensed combined statements of income for the years ended March 31, 1995 and 1994, give effect to the merger based on the historical consolidated financial statements of STERIS and AMSCO under the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed combined financial statements. It is impracticable to provide the unaudited pro forma condensed combined balance sheet as of March 31, 1996 and the unaudited pro forma condensed combined statement of income for the year ended March 31, 1996 (the "1996 Pro Forma Financial Statements") at this time, because the STERIS consolidated balance sheet as of March 31, 1996 and the STERIS consolidated statement of income for the year ended March 31, 1996 (the "1996 STERIS Financial Statements") are not yet available. The 1996 STERIS Financial Statements will be included in the STERIS Annual Report on Form 10-K to be filed on or prior to June 29, 1996, and at such time as the Annual Report on Form 10-K is filed, an amendment to this Form 8-K will be filed including the 1996 Pro Forma Financial Statements of the combined entity.

The pro forma condensed combined financial statements have been prepared by the managements of STERIS and AMSCO based upon their respective consolidated financial statements, which include results of operations as if the Merger had been consummated on April 1, 1993 at the commencement of STERIS's fiscal year 1994, including AMSCO's results of operations for the three years in the period ended December 31, 1995. The pro forma condensed combined financial statements may not be indicative of the results that actually would have occurred if the Merger had been in effect during the period presented or which may be obtained in the future. As a part of the ongoing merger integration process, management is evaluating the accounting policies and practices of the combined organization. This evaluation may result in certain conforming accounting adjustments, the effects of which are not expected to be material to the financial condition or results of operations of the combined organization. The pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and the related accompanying notes thereto to AMSCO, included herein, and those of STERIS.

                STERIS CORPORATION AND AMSCO INTERNATIONAL, INC.

            Unaudited Pro Forma Condensed Combined Income Statements
                       For the Year Ended March 31, 1995

                                                   STERIS           AMSCO
                                                 YEAR ENDED       YEAR ENDED      PRO FORMA
                                                  MARCH 31,       DECEMBER 31,   ADJUSTMENTS     PRO FORMA
                                                   1995             1994         (SEE NOTE 2)     COMBINED
                                                 ---------------------------------------------------------
                                                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Net sales......................................  $64,272           $483,304               --      $547,576
 Cost of Sales.................................   23,895            316,661               --       340,556
                                                 -------           --------        ---------      --------
  Gross profit.................................   40,377            166,643               --       207,020
 Selling, general and administrative...........   20,563             96,263               --       116,826
 Research and development......................    6,588             12,533               --        19,121
 Restructuring and severance...................       --             26,996               --        26,996
 Amortization..................................       --              8,836               --         8,836
                                                 -------           --------        ---------      --------
  Income from operations.......................   13,226             22,015               --        35,241
Other (income) and expenses:
 Interest expense..............................       --             10,757               --        10,757
 Interest income, net..........................     (634)                --          $(2,084)(a)    (2,718)
 Other net.....................................       --               (751)           2,084 (a)     1,333
                                                 -------           --------        ---------      --------
   Income from continuing operations before
    income taxes, extraordinary item and
     cumulative effect of changes in
     accounting................................   13,860             12,009              --         25,869
Provision for income taxes.....................    5,124              7,758              --         12,882
                                                 -------           --------        ---------      --------
Income from continuing operations before
 extraordinary items and cumulative effect of
 changes in accounting.........................  $ 8,736            $ 4,251              --        $12,987
                                                 =======           ========        =========      ========
Income from continuing operations before
   extraordinary item and cumulative effect of
   changes in accounting per share
      Primary..................................    $0.46              $0.30(b)           --          $0.39
      Fully diluted............................    $0.45              $0.30(b)           --          $0.39

Shares used in per share calculation
      Primary..................................   19,008             14,084(b)           --         33,092
      Fully diluted............................   19,237             14,270(b)           --         33,506

See notes to unaudited pro forma condensed combined financial statements.




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               STERIS CORPORATION AND AMSCO INTERNATIONAL, INC.

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENTS
                       FOR THE YEAR ENDED MARCH 31, 1994


                                                  STERIS           AMSCO
                                                YEAR ENDED      YEAR ENDED         PRO FORMA
                                                 MARCH 31,      DECEMBER 31,      ADJUSTMENTS       PRO FORMA
                                                   1994            1993           (SEE NOTE 2)       COMBINED
                                                ----------      ------------      ------------      ---------
                                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


Net sales......................................  $45,822         $494,868                  --         $540,690
  Cost of sales................................   17,896          310,618                  --          328,514
                                                 -------         --------           ---------         --------
    Gross profit...............................   27,926          184,250                  --          212,176
  Selling, general and administrative..........   15,585           98,570                  --          114,155
  Research and development.....................    4,358           17,652                  --           22,010
  Restructuring and severance..................       --            4,950                  --            4,950
  Amortization.................................       --            9,342                  --            9,342
                                                 -------         --------           ---------         --------
    Income from operations                         7,983           53,736                  --           61,719

Other (income) and expenses:
   Interest expense............................       --           11,497                               11,497
   Interest income, net........................     (570)              --             $(1,378)(a)       (1,948)
   Patent litigation settlement................       --           (7,000)                 --           (7,000)
   Other net...................................       --             (126)              1,378(a)         1,252
                                                 --------        ---------          ---------         --------

Income from continuing operations before
   income taxes, extraordinary item and
   cumulative effect of changes in accounting..    8,553           49,365                  --           57,918
Provision for income taxes.....................    3,407           20,162                  --           23,569
                                                 --------        ---------          ---------         --------

Income from continuing operations before
   extraordinary item and cumulative effect of
   changes in accounting.......................  $ 5,146         $ 29,203                  --         $ 34,349
                                                 ========        =========          =========         ========

Income from continuing operations before
   extraordinary item and cumulative effect of
   changes in accounting per share
      Primary..................................    $0.28            $2.11(b)               --            $1.06
      Fully diluted............................    $0.27            $2.11(b)               --            $1.05

Shares used in per share calculation
      Primary..................................   18,694           13,811(b)               --           32,505
      Fully diluted............................   18,730           13,846(b)               --           32,576


See notes to unaudited pro forma condensed combined financial statements.









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               STERIS CORPORATION AND AMSCO INTERNATIONAL, INC.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 1 -- BASIS OF PRESENTATION

        For accounting purposes, the Merger will be treated as a pooling of interests. Accordingly, the accompanying unaudited pro forma condensed combined financial statements give retroactive effect to the Merger and include the combined operations of STERIS and AMSCO for all periods presented. The pro forma condensed combined income statements exclude losses from discontinued operations, extraordinary loss on the extinguishment of debt, and cumulative effects of changes in accounting principles. No provision has been reflected in the unaudited pro forma condensed combined income statements for expenses expected to be incurred in connection with the Merger. The unaudited pro forma condensed combined income statements do not give effect to any revenue enhancements and cost savings which may be realized following the Merger.

        STERIS's annual financial reporting period ending on March 31 will be adopted by the combined entity upon consummation of the Merger.

NOTE 2 -- PRO FORMA ADJUSTMENTS

        The adjustments to the pro forma financial statements are discussed below:

(a)     To reclassify interest income of AMSCO.

(b) Income from continuing operations before extraordinary item and cumulative effect of changes in accounting per share was calculated by applying the Conversion Ratio to outstanding shares of AMSCO Common Stock and by applying the treasury stock method to potentially dilutive securities. The AMSCO 4.5% / 6.5% Step-Up Convertible Subordinated Debentures due October 15, 2002 were anti-dilutive in all periods outstanding and accordingly were excluded from the calculations.

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(c)  Exhibits

     2.1 Restated Agreement and Plan of Merger, dated as of December 16, 1995 and restated as of March 28, 1996, by and among STERIS, STERIS Acquisition and AMSCO filed as Appendix A to Joint Proxy Statement/ Prospectus included in Form S-4 Registration Statement No 333-1610 filed February 23, 1996, as amended April 1, 1996 and incorporated herein by reference.

     99.1  Report of Arthur Andersen LLP, Independent Public Accountants.

     99.2  Financial Statements of AMSCO and its subsidiaries.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                STERIS CORPORATION
                                                Registrant



Date: May 28, 1996                              By: /s/ MICHAEL A. KERESMAN, III
                                                    ----------------------------
                                                    Michael A. Keresman, III
                                                    Senior Vice President,
                                                    Chief Financial Officer, and
                                                    Secretary